2nd Quarter 2009 Earnings Supplemental Information

LEXMARK™

July 21, 2009

Safe Harbor Statement

The contents of this presentation that are not statements of historical fact are forward-looking statements and involve risks and uncertainties that are discussed in the Safe Harbor section of our earnings releases and SEC filings. Actual results may differ materially from such statements. Lexmark undertakes no obligation to update any forward-looking statements.

LEXMARK

Key Messages For Investors

- Lexmark is focused on driving long-term value for its shareholders by strategically investing in technology, products and solutions to secure high value product installations and capture profitable supplies and service annuities in document and print intensive segments of the distributed printing market.
- The company has significantly improved the breadth of its laser printer-based solutions and service offerings to more fully address the opportunity and capture profitable supplies and service annuities generated from workgroup laser devices.
- The company's goal is to build a profitable, growing and sustainable inkjet business with good margins and returns derived from a more productive / higher page generating installed base of business-focused products and solutions.
- Lexmark continues to take actions to improve productivity, flexibility and efficiency in order to reduce its fixed infrastructure and improve the company's cost and expense structure.
- Lexmark continues to maintain a conservative capital structure with a solid balance sheet and a long track record of good cash generation, positioning it well to invest in the future and compete effectively, even during challenging times.

Key Points for 2Q09

- Although hardware and supplies in both divisions were again negatively impacted by weak global economic conditions,
  - PS&SD delivered strong sequential growth in overall laser shipments including growth in workgroup lasers, strong year to year growth in color and workgroup MFP units, continued year to year growth in Managed Print Services, and announced a multi-year global services agreement with leading chemical company BASF.
  - ISD's focus on improving the productivity of units in its inkjet installed base is reflected in the ongoing mix shift toward higher end units. Demonstrating continued solid execution of its strategy to reposition its inkjet product line, ISD will be launching its new business-focused line of inkjet AIOs in September.
  - Influential business publications and test houses continued to recognize Lexmark's inkjet and laser products and solutions. Accolades include recognition for delivering the most user-friendly AIO product line and an award for outstanding achievement for Lexmark's Embedded Solutions Framework featured on Lexmark's laser MFPs.
- Lexmark's financial position remains strong with more than $800 million in cash and current marketable securities held at quarter end and $650 million of long-term debt that does not begin maturing for several years ($350 million in 2013 and $300 million in 2018).
- Lexmark continues solid execution on actions that will reduce fixed infrastructure and business support costs. Company projects operating expense savings of more than $175 million in 2009.

LEXMARK

2nd Quarter Results

Revenue by Geography

(Dollars in millions)	2009	2008	% Change
United States	$ 388	$ 432	*-10%*
Europe	343	455	*-25%*
Other International	174	252	*-31%*
Total Revenue(2)	$ 905	$ 1,139	*-21%*



U.S.
Europe
43%
38%
19%
Other International

Segment Revenue

(Dollars in millions)	2009	2008	% Change
PS&SD	$ 624	$ 763	*-18%*
ISD	281	376	*-25%*
Total Revenue(2)	$ 905	$ 1,139	*-21%*



PS&SD
69%
31%
ISD

Segment Operating Income

(Dollars in millions)	2009			2008			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PS&SD	$ 81	$ 6	$ 88	$ 156	$ 1	$ 157	-48%	-44%
ISD	10	22	31	23	4	27	-59%	15%
Other	(63)	4	(59)	(78)	3	(75)	19%	20%
Total Operating Income(2)	$ 28	$ 32	$ 59	$ 101	$ 9	$ 110	-73%	-46%

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

Year To Date Results

Revenue by Geography

(Dollars in millions)	2009	2008	% Change
United States	$ 810	$ 920	-12%
Europe	694	910	-24%
Other International	345	484	-29%
Total Revenue(2)	$ 1,849	$ 2,314	-20%


U.S.
Europe
44%
37%
19%
Other International

Segment Revenue

(Dollars in millions)	2009	2008	% Change
PS&SD	$ 1,223	$ 1,504	-19%
ISD	626	810	-23%
Total Revenue(2)	$ 1,849	$ 2,314	-20%


PS&SD
66%
34%
ISD

Segment Operating Income

(Dollars in millions)	2009			2008			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PS&SD	$ 175	$ 7	$ 182	$ 299	$ 1	$ 301	-42%	-39%
ISD	62	25	87	102	6	108	-39%	-19%
Other	(134)	12	(122)	(178)	14	(164)	25%	26%
Total Operating Income(2)	$ 102	$ 45	$ 147	$ 223	$ 21	$ 245	-54%	-40%

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

2Q09 Revenue Compared to Last Year

<u>Total revenue of $905 million declined 21% (ex. currency down 14%)</u>

- Printing Solutions and Services Division revenue of $624 million declined 18%
  - Segment hardware revenue declined 27% driven by lower unit volume, the negative impact of weakening foreign currencies and price declines
    - PS&SD laser unit shipments declined 21% primarily due to market weakness
    - PS&SD laser AUR declined 7%
- Imaging Solutions Division revenue of $281 million declined 25%
  - Segment hardware revenue declined 36% driven by lower unit volume, the negative impact of weakening foreign currencies and price declines
    - ISD unit shipments declined 43% reflecting the weak market and ongoing transition of the inkjet product line
    - ISD AUR increased 13% as positive mix was partially offset by the impact of weaker foreign currencies and price declines
- Supplies revenue declined 18% as declines in laser and inkjet supplies end-user demand and the negative impact of weakening foreign currencies were only partially offset by supplies price increases
- Hardware revenue declined 29% primarily due to lower units and the negative impact of weakening foreign currencies
- Revenue in the U.S. declined 10%, revenue in Europe declined 25%, and Other International revenue declined 31%

LEXMARK

2Q09 Compared to Last Year

Gross profit margin 31.0%
- Excluding restructuring-related costs, would have been 33.4%
- 2Q08 gross profit margin was 36.6%, or 37.0% excluding restructuring-related activities
- Non-GAAP gross profit margin declined 360 basis points, principally due a decline in hardware margins driven by the negative impact of weakening foreign currencies, partially offset by favorable mix reflecting more supplies relative to hardware in the product mix

Operating expense $253 million
- Excluding charges for restructuring-related costs, would have been $243 million
- 2Q08 operating expense was $316 million, or $312 million excluding restructuring-related activities
- Non-GAAP operating expense declined 22%, or $69 million primarily driven by declines in marketing and G&A expenses

Operating expense-to-revenue ratio 28.0%
- Excluding charges for restructuring-related costs, would have been 26.9%
- 2Q08 operating expense-to-revenue ratio was 27.8%, or 27.4% excluding restructuring-related activities

Operating income $28 million
- Excluding restructuring-related costs, would have been $59 million
- 2Q08 operating income of $101 million, or $110 million excluding restructuring-related activities
- Non-GAAP operating income declined due to lower gross profit

Operating income margin 3.1%
- Excluding restructuring-related costs, would have been 6.6%
- 2Q08 operating income margin was 8.9%, or 9.6% excluding restructuring-related activities

Net interest and non-operating expense $7 million
- Up $10 million from 2008 primarily driven by increased interest expense related to the 2Q08 debt issuance

2Q09 Taxes & Earnings Versus Last Year

Effective tax rate of 18.4%

- 2Q08 effective tax rate of 19.2%

Net earnings of $17 million

- Excluding after-tax restructuring-related activities, would have been $43 million
- 2Q08 net earnings would have been $90 million excluding restructuring-related activities

GAAP EPS of $0.22

- 2Q09 non-GAAP EPS would have been $0.55 excluding $0.33 restructuring-related activities
- 2Q08 non-GAAP EPS would have been $0.96 excluding restructuring-related activities

LEXMARK

Cash Generation

Cash From Operating Activities

History



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

2Q09

- Net cash provided by operating activities of $84 million
- Depreciation / amortization of $63 million, CAP EX of $79 million
- Since year end, A/R decreased $10 million, inventory decreased $64 million and A/P decreased $139 million
- Cash conversion increased 2 days compared to 1Q as a 9 day improvement in inventory conversion was completely offset by a 10 day decline in payables and a 1 day increase in receivables conversion

Shares Repurchased (*)



Shares
3.2M
17.0M
16.5M
2.7M
17.5M
2004 2005 2006 2007 2008
Buyback $0.3B $1.1B $0.9B $0.2B $0.6B

(*) No buyback activity in first half of 2009

Cash Conversion Days

	2Q09	1Q09	2Q08	1Q08
Receivables	41	40	38	40
Inventory	54	63	53	53
Payables	60	70	70	69
Cash Conversion	35	33	21	23

LEXMARK

Industry Recognition and Awards

Inkjet All-in-Ones



Better Buys for Business
EDITOR'S CHOICE 2009
2009
BERTL's BEST
X4975
BERTL
EXCEPTIONAL
Better Buys for Business
EDITOR'S CHOICE 2009
2009
BERTL's BEST
X7675
X3650
X4650
X5075
X5650
2009
BERTL's BEST
X6650/X6675
X9575

Most User-Friendly Product Line [(1)]



Laser Products and Solutions

Lexmark Embedded Solutions Framework



2009
BERTL's BEST
2009
BLI
HIGHLY RECOMMENDED
X658de
X466de
X656dte
X651de

1st Half 2009 U.S. Awards*

#1 in laser winning 35%

#2 in inkjet winning 30%

* Based on internal assessments of leading US technical publications and test laboratories. Laser printers, laser printer-based multifunction devices and inkjets.

(1) Includes the following AIOs: X9575, X7675, X6675, X4975, X5075, X6650, X5650, X4650, X3650

Maintain Conservative Capital Structure - Continue Focus on Cash Flow

- Liquidity Position Strong
  - $810M in Cash and Current Marketable Securities
  - $300M Revolver
    - Expires 1Q 2010 – Currently Working Renewal
  - $100M A/R Facility Renewed on Oct. 3, 2008
  - $650M Debt Maturing in 2013 ($350M) and 2018 ($300M)

- Long Track Record of Solid Cash Generation
  - 16 Consecutive Years of Positive Cash Flow from Operations
  - Increased Focus on
    - A/R Management
    - Inventory Management
    - Maintaining Strong A/P Performance

2009 Restructuring Summary

- Restructuring actions taken in response to weakening economy and to improve Lexmark's productivity, flexibility and efficiency
- 2Q09 pretax charges of $32 million ($10 million cash)
- 2Q09 savings of $33 million from '07/'08/'09 actions

2009 Restructuring Actions ($ millions)

	P&L Charges				Cash Impact				P&L Savings		Cash Savings		Savings Allocation
	2008	2009	2010	Total	2008	2009	2010	Total	2009	2010	2009	2010	COGS/OPEX
April 2009		$45	$5	$50		$8	$2	$10	$5	$20	$3	$15	50% / 50%
January 2009	$20	$25		$45		$45		$45	$40	$50	$40	$50	5% / 95%
2009 Actions	$20	$70	$5	$95	$0	$53	$2	$55	$45	$70	$43	$65	

- April 2009 restructuring actions include the planned closure of its inkjet cartridge manufacturing facility in Juarez, Mexico by the end of 1Q10 and the continued restructuring of the company's worldwide workforce. These actions are expected to impact about 360 positions worldwide

- January 2009 restructuring actions in response to weakening economic environment. These actions are expected to impact about 375 positions worldwide

LEXMARK

3Q09 Outlook

In the 3rd quarter of 2009, the company expects:

Revenue to be down slightly sequentially

Gross profit margin(1)(2) to decrease versus 33.4% in 2Q09

Operating expense(1)(2) to be up slightly compared to $243 million in 2Q09

Operating income margin(1)(2) to decrease from 6.6% in 2Q09

Effective tax rate to be about 17%

GAAP EPS of $0.22 - $0.32

- EPS of $0.40 - $0.50 excluding approximately $0.18 for restructuring-related activities
- GAAP EPS were $0.42 in 3Q08, or $0.63 excluding $0.21 per share for restructuring-related activities

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Non-GAAP, excludes restructuring-related amounts.

(2) Based on foreign currency exchange rates as of 6/30/09.

LEXMARK

Assumptions

2009 Assumptions

- OPEX[(1)(2)] down $175M+ YTY
- Effective tax rate ~17%
- Capital spending ~$225M
- Depreciation ~$210M
- Pension Funding ~$95M (Cash)
- July Copyright Payment ~$42M (Cash) [(2)]

Long Term Cash Flow Assumptions

- Primarily Driven by Net Income
- Modest Ongoing Working Capital / Cash Cycle Improvements
- Capital Expenditures ~ Depreciation
- Share Repurchases from Excess U.S. Cash
- Ongoing Pension Funding Requirement Beyond 2009
  - $25M - $35M per year Under Current Assumptions

Notes: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.
(1) Non-GAAP, excludes restructuring related amounts. (2) Based on foreign exchange rates as of 6/30/09

Appendix

2Q09 GAAP to Non-GAAP Reconciliation Table

2Q09 YTD GAAP to Non-GAAP Reconciliation Table

2008 Foreign Currency Exposure

2008 Segment Results

2008 GAAP to Non-GAAP Reconciliation Table

Use of GAAP and Non-GAAP measures

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	2Q09					2Q08						
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	3Q08 EPS	3Q09 Guidance
GAAP	$281 31.0%	$253 28.0%	$28 3.1%	$17 1.9%	$0.22	$417 36.6%	$316 27.8%	$101 8.9%	$84 7.4%	$0.89	$0.42	$0.22 - $0.32
Restructuring-Related(1)	$22	($10)	$32	$26	$0.33	$4	($4)	$9	$7	$0.07	$0.21	$0.18
Non-GAAP(2)	$302 33.4%	$243 26.9%	$59 6.6%	$43 4.8%	$0.55	$422 37.0%	$312 27.4%	$110 9.6%	$90 7.9%	$0.96	$0.63	$0.40 - $0.50

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	2Q09 YTD					2Q08 YTD				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$614	$512	$102	$76	$0.97	$853	$630	$223	$185	$1.96
	33.2%	27.7%	5.5%	4.1%		36.9%	27.2%	9.6%	8.0%	
Restructuring-Related(1)	$26	($18)	$45	$37	$0.48	$10	($12)	$21	$16	$0.17
Non-GAAP(2)	$641	$494	$147	$113	$1.45	$862	$618	$245	$202	$2.13
	34.7%	26.7%	7.9%	6.1%		37.3%	26.7%	10.6%	8.7%	

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

2008 Foreign Currency Exposure

Revenue by Geography

U.S.


41%
39%
20%

Europe: Mostly Euro (75%-80%) and British Pound (10% - 15%)

Other International: Primarily Canadian Dollar, Brazilian Real and Australian Dollar

---

Cost by Currency

USD


~85%
~15%

Non-USD: Primarily Euro (25% - 30%), Japanese Yen (20% to 25%), Mexican Peso (20% to 25%) and Philippine Peso (5% to 10%)

Non-USD

Operating Expense by Currency

USD


~60%
~40%

Non-USD: Euro (45% - 50%), and a number of other currencies each representing less than 8% including the Swiss Franc, Australian Dollar and Singapore Dollar

---

Other Factors

- Company acts to harmonize supplies prices globally to the U.S. dollar
- Price increases cannot immediately impact laser supplies that are sold under contract (~50% at any given point in time)
- Lexmark does not hedge cash flow, but does hedge transaction exposures

LEXMARK

Full Year 2008 Results

Revenue by Geography

(Dollars in millions)	2008	2007	*% Change*
United States	$ 1,865	$ 2,140	*-13%*
Europe	1,743	1,827	*-5%*
Other International	921	1,007	*-9%*
Total Revenue(2)	$ 4,528	$ 4,974	*-9%*



U.S.
Europe
41%
39%
20%
Other International

Segment Revenue

(Dollars in millions)	2008	2007	*% Change*
PS&SD	$ 2,982	$ 2,999	*-1%*
ISD	1,547	1,975	*-22%*
Total Revenue(2)	$ 4,528	$ 4,974	*-9%*



Business
66%
34%
Consumer

Segment Operating Income

(Dollars in millions)	2008			2007			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PS&SD	$ 497	$ 24	$ 522	$ 612	$ 12	$ 624	-19%	-16%
ISD	137	27	164	93	12	106	47%	56%
Other	(357)	41	(316)	(384)	28	(356)	7%	11%
Total Operating Income(2)	$ 277	$ 93	$ 370	$ 321	$ 52	$ 373	-14%	-1%

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	Full Year 2008					Full Year 2007				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$1,535	$1,257	$277	$240	$2.69	$1,564	$1,242	$321	$301	$3.14
	33.9%	27.8%	6.1%	5.3%		31.4%	25.0%	6.5%	6.0%	
Restructuring-Related(1)	$42	($50)	$93	$77	$0.86	$17	($35)	$52	$41	$0.43
Scotland Entity(2)									($7)	($0.07)
Non-GAAP(3)	$1,577	$1,207	$370	$317	$3.55	$1,581	$1,207	$373	$336	$3.50
	34.8%	26.7%	8.2%	7.0%		31.8%	24.3%	7.5%	6.7%	

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Gain from the substantial liquidation of the Scotland legal entity.

(3) Totals may not foot due to rounding.

LEXMARK

Use of GAAP and Non-GAAP Measures

Management believes that presenting non-GAAP measures is useful because they enhance shareholders' understanding of how management assesses the performance of the Company's businesses. Management uses non-GAAP measures for budgeting purposes, measuring actual results to budgeted projections, and allocating resources. Management uses GAAP and non-GAAP financial performance metrics for employee incentive compensation. Additionally, management reviews the performance of the Company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the Company. Management believes the specific identification of and the exclusion of the impacts of the Company's restructuring-related actions improve the shareholders' ability to assess the performance of the Company since the nature, size and amount of the actions taken by the Company can vary from period to period. Additionally, management provides both GAAP and non-GAAP measures to provide shareholders with additional information that shareholders can utilize in their own methods of evaluating the Company's performance. Management compensates for the material limitations associated with the use of non-GAAP financial measures by having specific projects involved with restructuring-related actions approved by management, along with their associated budgeted costs. Subsequently, actual costs associated with these approved restructuring-related programs are monitored and compared to budgeted costs to assure the Company's non-GAAP financial measures only exclude pre-approved restructuring-related costs. Any non-GAAP measures provided by the Company may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

LEXMARK